MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                    CARMAX AUTO OWNER TRUST
                                                        SERIES 2003-1
------------------------------------------------------------------------------------------------------------------------------------


  Collection Period                                                                                                11/01/03-11/30/03
  Determination Date                                                                                                       12/9/2003
  Distribution Date                                                                                                       12/15/2003


  Pool Balance
  ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                                    $      405,191,520.33

     2 .  Collections allocable to Principal                                                                   $       13,759,377.47

     3 .  Purchase Amount allocable to Principal                                                               $                0.00

     4 .  Defaulted Receivables                                                                                $          245,856.98

                                                                                                                   -----------------
     5 .  Pool Balance on the close of the last day of the Collection Period                                   $      391,186,285.88
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                                 $      506,963,081.52

                                                                                          Beginning                       End
     7 .  Note Balances                                                                   of Period                    of Period
                                                                                   -------------------------------------------------

          a. Class A-1 Note Balance                                                $        2,150,647.53      $                 0.00
          b. Class A-2 Note Balance                                                $      124,000,000.00      $       124,000,000.00
          c. Class A-3 Note Balance                                                $      119,000,000.00      $       119,000,000.00
          d. Class A-4 Note Balance                                                $       98,196,000.00      $        98,196,000.00
          e. Class B Note Balance                                                  $       40,558,000.00      $        31,294,902.87
          f. Class C Note Balance                                                  $       15,209,000.00      $        12,827,588.72
                                                                                      -------------------          -----------------
          g. Note Balance (sum a - f)                                              $      399,113,647.53      $       385,318,491.59

     8 .  Pool Factors

          a. Class A-1 Note Pool Factor                                                        0.0195513                   0.0000000
          b. Class A-2 Note Pool Factor                                                        1.0000000                   1.0000000
          c. Class A-3 Note Pool Factor                                                        1.0000000                   1.0000000
          d. Class A-4 Note Pool Factor                                                        1.0000000                   1.0000000
          e. Class B Note Pool Factor                                                          1.0000000                   0.7716086
          f. Class C Note Pool Factor                                                          1.0000000                   0.8434209
                                                                                      -------------------          -----------------
          g. Note Pool Factor                                                                  0.7872639                   0.7600525

     9 .  Overcollateralization Target Amount                                                                  $        5,867,794.29

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                                   $        5,867,794.29

    11 .  Weighted Average Coupon                                                                              %               8.67%

    12 .  Weighted Average Original Term                                                                      months           60.37

    13 .  Weighted Average Remaining Term                                                                     months           49.02

  Collections
  -----------

    14 .  Finance Charges:

          a. Collections allocable to Finance Charge                                                           $        2,910,423.54
          b. Liquidation Proceeds allocable to Finance Charge                                                  $               57.63
          c. Purchase Amount allocable to Finance Charge                                                       $                0.00
                                                                                                                   -----------------
          d. Available Finance Charge Collections (sum a - c)                                                  $        2,910,481.17

    15 .  Principal:
          a. Collections allocable to Principal                                                                $       13,759,377.47
          b. Liquidation Proceeds allocable to Principal                                                       $           61,710.61
          c. Purchase Amount allocable to Principal                                                            $                0.00
                                                                                                                   -----------------
          d. Available Principal Collections (sum a - c)                                                       $       13,821,088.08

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                           $       16,731,569.25

    17 .  Interest Income from Collection Account                                                              $            7,617.54

    18 .  Simple Interest Advances                                                                             $                0.00

                                                                                                                   -----------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                           $       16,739,186.79

  Required Payment Amount
  -----------------------

    20 .  Total Servicing Fee
          a. Monthly Servicing Fee                                                                             $          337,659.60
          b. Amount Unpaid from Prior Months                                                                   $                0.00
          c. Amount Paid                                                                                       $          337,659.60
                                                                                                                   -----------------
          d. Shortfall Amount (a + b - c)                                                                      $                0.00

    21 .  Class A Noteholder Interest Amounts
          a. Class A-1 Monthly Interest                                                                        $            2,074.18
          b. Additional Note Interest related to Class A-1 Monthly Interest                                    $                0.00
          c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                    $                0.00
                                                                                                                   -----------------
          d. Total Class A-1 Note Interest (sum a - c)                                                         $            2,074.18

          e. Class A-2 Monthly Interest                                                                        $          127,100.00
          f. Additional Note Interest related to Class A-2 Monthly Interest                                    $                0.00
          g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                    $                0.00
                                                                                                                   -----------------
          h. Total Class A-2 Note Interest (sum e-g)                                                           $          127,100.00

          i. Class A-3 Monthly Interest                                                                        $          159,658.33
          j. Additional Note Interest related to Class A-3 Monthly Interest                                    $                0.00
          k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                    $                0.00
                                                                                                                   -----------------
          l. Total Class A-3 Note Interest (sum i-k)                                                           $          159,658.33

          m. Class A-4 Monthly Interest                                                                        $          176,752.80
          n. Additional Note Interest related to Class A-4 Monthly Interest                                    $                0.00
          o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                    $                0.00
                                                                                                                   -----------------
          p. Total Class A-4 Note Interest (sum m-o)                                                           $          176,752.80

    22 .  Priority Principal Distributable Amount                                                              $                0.00

    23 .  Class B and Class C Noteholder Interest Amounts
          a. Class B Monthly Interest                                                                          $           69,962.55
          b. Additional Note Interest related to Class B Monthly Interest                                      $                0.00
          c. Interest Due on Additional Note Interest related to Class B Monthly Interest                      $                0.00
                                                                                                                   -----------------
          d. Total Class B Note Interest (sum a-c)                                                             $           69,962.55

          e. Class C Monthly Interest                                                                          $           40,430.59
          f. Additional Note Interest related to Class C Monthly Interest                                      $                0.00
          g. Interest Due on Additional Note Interest related to Class C Monthly Interest                      $                0.00
                                                                                                                   -----------------
          h. Total Class C Note Interest (sum e-g)                                                             $           40,430.59

    24 .  Required Payment Amount (Sum: Ln 20 - Ln 23)                                                         $          913,638.05

    25 .  Regular Principal Distributable Amount                                                               $       13,795,155.94

    26 .  Unreimbursed Servicer Advances                                                                       $                0.00

  Available Funds
  ---------------

    27 .  Available Collections                                                                                $       16,739,186.79

    28 .  Reserve Account Draw Amount                                                                          $                0.00
                                                                                                                   -----------------

    29 .  Available Funds                                                                                      $       16,739,186.79

  Collection Account Activity
  ---------------------------

    30 .  Deposits
          a. Total Daily Deposits of Finance Charge Collections                                                $        2,910,481.17
          b. Total Daily Deposits of Principal Collections                                                     $       13,821,088.08
          c. Withdrawal from Reserve Account                                                                   $                0.00
          d. Interest Income                                                                                   $            7,617.54
                                                                                                                   -----------------
          e. Total Deposits to Collection Account (sum a - d)                                                  $       16,739,186.79

    31 .  Withdrawals
          a. Servicing Fee and Unreimbursed Servicer Advances                                                  $          337,659.60
          b. Deposit to Note Payment Account for Monthly Note Interest/Principal                               $       14,371,134.39
          c  Deposit to Reserve Account                                                                        $                0.00
          d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)            $        2,030,392.80
                                                                                                                   -----------------
          e  Total Withdrawals from Collection Account(sum a - d)                                              $       16,739,186.79

  Note Payment Account Activity
  -----------------------------

    32 .  Deposits
          a. Class A-1 Interest Distribution                                                                   $            2,074.18
          b. Class A-2 Interest Distribution                                                                   $          127,100.00
          c. Class A-3 Interest Distribution                                                                   $          159,658.33
          d. Class A-4 Interest Distribution                                                                   $          176,752.80
          e. Class B Interest Distribution                                                                     $           69,962.55
          f. Class C Interest Distribution                                                                     $           40,430.59

          g. Class A-1 Principal Distribution                                                                  $        2,150,647.53
          h. Class A-2 Principal Distribution                                                                  $                0.00
          I. Class A-3 Principal Distribution                                                                  $                0.00
          j. Class A-4 Principal Distribution                                                                  $                0.00
          k. Class B Principal Distribution                                                                    $        9,263,097.13
          l. Class C Principal Distribution                                                                    $        2,381,411.28
                                                                                                                   -----------------

          m. Total Deposits to Note Payment Account (sum a - l)                                                $       14,371,134.39

    33 .  Withdrawals
          a. Class A-1 Distribution                                                                            $        2,152,721.71
          b. Class A-2 Distribution                                                                            $          127,100.00
          c. Class A-3 Distribution                                                                            $          159,658.33
          d. Class A-4 Distribution                                                                            $          176,752.80
          e. Class B Distribution                                                                              $        9,333,059.68
          f. Class C Distribution                                                                              $        2,421,841.87
                                                                                                                   -----------------
          g. Total Withdrawals from Note Payment Account (sum a - f)                                           $       14,371,134.39

  Certificate Payment Account Activity
  ------------------------------------

    34 .  Deposits
          a. Excess Funds                                                                                      $        2,030,392.80
          b. Reserve Account surplus                                                                           $            1,240.44
                                                                                                                   -----------------
          c  Total Deposits to Certificate Payment Account (sum a - b)                                         $        2,031,633.24

    35 .  Withdrawals
          a. Certificateholder Distribution                                                                    $        2,031,633.24
                                                                                                                   -----------------
          b. Total Withdrawals from Certificate Payment Account                                                $        2,031,633.24

  Required Reserve Account Amount
  -------------------------------

    36 .  Lesser of: (a or b)
          a.  $2,534,815.41                                                                                    $        2,534,815.41
          b.  Note Balance                                                                                     $      385,318,491.59

    37 .  Required Reserve Account Amount                                                                      $        2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 .  Beginning Balance (as of Preceding Distribution Date)                                                $        2,534,815.41
    39 .  Investment Earnings                                                                                  $            1,240.44
    40 .  Reserve Account Draw Amount                                                                          $                0.00
                                                                                                                   -----------------
    41 .  Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                         $        2,536,055.85
    42 .  Deposit from Excess Available Funds                                                                  $                0.00
    43 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                         $            1,240.44
    44 .  Ending Balance (Ln41 + Ln42 - Ln43)                                                                  $        2,534,815.41
    45 .  Reserve Account Deficiency (Ln37 - Ln44)                                                             $                0.00

  Instructions to the Trustee
  ---------------------------

    46 .  Amount to be deposited from the Reserve Account into the Collection Account                          $                0.00
    47 .  Amount to be paid to Servicer from the Collection Account                                            $          337,659.60
    48 .  Amount to be deposited from the Collection Account into the Note Payment Account                     $       14,371,134.39
    49 .  Amount to be deposited from the Collection Account into the Certificate Payment Account              $        2,030,392.80
    50 .  Amount to be deposited from the Collection Account into the Reserve Account                          $                0.00
    51 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
          payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount          $            1,240.44
    52 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                             $        2,152,721.71
    53 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                             $          127,100.00
    54 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                             $          159,658.33
    55 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                             $          176,752.80
    56 .  Amount to be paid to Class B Noteholders from the Note Payment Account                               $        9,333,059.68
    57 .  Amount to be paid to Class C Noteholders from the Note Payment Account                               $        2,421,841.87

    58 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess
          Funds and Reserve Account surplus                                                                    $        2,031,633.24

  Net Loss and Delinquency Activity
  ---------------------------------

    59 .  Net Losses with respect to preceding Collection Period                                               $          184,088.74

    60 .  Cumulative Net Losses                                                                                $        1,000,706.32

    61 .  Cumulative Net Loss Percentage                                                                                0.1974%

    62 .  Delinquency Analysis                                                            Number of                    Principal
                                                                                            Loans                       Balance
                                                                                   -------------------------------------------------

          a. 31 to 60 days past due                                                          347               $        2,923,022.75
          b. 61 to 90 days past due                                                          120               $        1,016,942.68
          c. 91 or more days past due                                                         59               $          434,297.60
                                                                                   -------------------------------------------------
          d. Total (sum a - c)                                                               526                        4,374,263.03

  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on December 09, 2003.

  CARMAX AUTO SUPERSTORES, INC.
  ==============================================================================
  As Servicer

  By:                /s/ Keith D. Browning
             -------------------------------------------------------------------

  Name:              Keith D. Browning
             -------------------------------------------------------------------

  Title:             Executive Vice President and Chief Financial Officer
             -------------------------------------------------------------------